Fees Summary	Nov. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,700,710.98
Total Transaction Valuation	12,315,068,654.18
Total Offset Amount	0.00
Net Fee	$ 1,700,710.98